[LOGO] FIRST INVESTORS




               SHAREHOLDER MANUAL





















A GUIDE TO YOUR
FIRST INVESTORS
MUTUAL FUND ACCOUNT

-----------------------------
AS OF JANUARY 31, 2004


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INTRODUCTION

First Investors offers a wide variety of mutual funds to meet your financial needs. New client accounts must be established through your registered representative. While your registered representative is available to service your account on an ongoing basis, once you have established an account, you can contact us at 1(800)423-4026 directly for account services.

This easy-to-follow guide tells you how to contact us and explains our policies and procedures. The policies and procedures referenced in this manual are subject to change.

If you purchase First Investors Funds through an omnibus account of a broker-dealer or group retirement plan, you must process purchases and redemptions through your broker-dealer or plan trustee. We cannot take instructions directly from you. If your order is placed through Fund/SERV, you must contact your broker-dealer to determine which privileges are available to you.

This manual must be preceded or accompanied by a First Investors mutual fund prospectus. For more complete information on any First Investors mutual fund, including charges and expenses, refer to the prospectus. Read the prospectus carefully before you invest or send money.

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TABLE OF CONTENTS
                                                                      PAGE
                                                                      ----

WHO WE ARE..............................................................1

WHEN WE ARE OPEN FOR BUSINESS ..........................................1

HOW TO CONTACT US.......................................................1

HOW FUND SHARES ARE PRICED .............................................1

HOW TO OPEN AN ACCOUNT
    General Customer Identification Requirements........................1
    Specific Account Requirements.......................................2
        Non-Retirement Accounts.........................................2
        Retirement Accounts.............................................4

HOW TO BUY SHARES
    Placing Your Purchase Order.........................................4
    Paying For Your Order...............................................5
        By Check........................................................6
        By Money Line...................................................6
        By Automatic Payroll Investment.................................7
        By Federal Funds Wire Transfers.................................7
        By Distribution Cross-Investment................................8
        By Systematic Withdrawal Plan Payment Investments...............8
    Choosing Between Share Classes .....................................8
        Class A Shares..................................................9
        Class B Shares..................................................11
    Minimum Initial Investment Requirements.............................12
    Additional Investments..............................................12

HOW TO SELL SHARES
    Written Redemptions.................................................13
    Telephone Redemptions...............................................14
    Electronic Funds Transfer Redemptions  .............................14
    Systematic Withdrawals..............................................15
    Expedited Wire Redemptions..........................................15
    Money Market Draft Check Redemptions................................16
    Redemptions In Kind.................................................16

HOW TO EXCHANGE SHARES
    Exchange Conditions.................................................17
    Telephone Exchanges.................................................19
    Written Exchanges...................................................19

WHEN SIGNATURE GUARANTEES ARE REQUIRED .................................20

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STATEMENTS & REPORTS
    Transaction Confirmation Statements.................................21
    Prospectuses........................................................21
    Master Account Statements...........................................21
    Annual and Semi-Annual Reports......................................21

DIVIDENDS & DISTRIBUTIONS...............................................22

TAXES & FORMS...........................................................23

OTHER POLICIES & SERVICES
    Telephone Exchange & Redemption Privileges..........................24
    Share Certificates..................................................24
    Name Changes........................................................25
    Transferring Ownership of Shares....................................25
    Householding of Disclosure Documents................................25
    Returned Mail.......................................................25
    Your Privacy........................................................26
    Super Checking Program..............................................26

CONTACT INFORMATION
    Our Shareholder Services Department.................................27
    E-Mail..............................................................28
    Web Access..........................................................28

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WHO WE ARE

First Investors is a mutual fund family. We offer a wide array of stock, bond and money market funds ("FI Funds") that are distributed through our affiliated broker, First Investors Corporation ("FIC") and selected non-affiliated broker-dealers. We pride ourselves on providing financial services with a "personal touch".

WHEN WE ARE  OPEN FOR BUSINESS

We are open for business every day the New York Stock Exchange ("NYSE") is open for regular trading ("Business Days"). In addition to weekends, the NYSE is generally closed in observance of the following holidays:

o  New Year's Day
o  Martin Luther King, Jr. Day
o  President's Day
o  Good Friday
o  Memorial Day
o  Independence Day
o  Labor Day
o  Thanksgiving Day
o  Christmas Day


HOW TO CONTACT US

You may call or write us at the telephone numbers or addresses set forth in "Contact Information". As discussed in that section of this manual, we also accept e-mail communications for limited purposes and make information available to you via our web site. We do not accept purchase, redemption, exchange or other account instructions via e-mail.

HOW FUND SHARES ARE PRICED

Each First Investors Fund prices its shares each Business Day. The share price is calculated as of the close of trading on the NYSE (generally 4:00 p.m., ET).

The Fund prices are generally listed later in the evening on our web site (www.firstinvestors.com). The prices for our larger Funds are also reported the next day in many newspapers, including The Wall Street Journal and The New York Times.

In pricing its shares, each Fund, other than our money market funds, calculates the net asset value ("NAV") of each class of its shares separately by taking the total value of class assets, subtracting class expenses, and dividing the difference by the total number of shares in the class.

Our money market funds attempt to maintain a stable $1.00 per share for each share class by valuing their assets using the amortized cost method. The NAVs of these Funds could nevertheless decline below $1.00 per share.

The price that you will pay for a share is the NAV plus any applicable front-end sales charge (the "public offering price"). The price you receive if you redeem or exchange your shares is the NAV less any applicable contingent deferred sales charge ("CDSC").

The processing and price date for a purchase, redemption or exchange depends upon how your order is placed (see "How to Buy Shares," and "How to Exchange Shares.")

Special pricing procedures are employed during emergencies. For a description of these procedures you can request, free of charge, a copy of a Statement of Additional Information.

HOW TO OPEN AN ACCOUNT

GENERAL CUSTOMER IDENTIFICATION  REQUIREMENTS

The USA PATRIOT Act requires mutual funds, broker-dealers, and other financial institutions to obtain, verify and record information that identifies each customer who opens a new account. To comply with these requirements, we must obtain certain information about a new customer before we can open a new account

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for the customer, including the customer's name, residential street address, date of birth (in the case of a natural person), social security or taxpayer identification number, and citizenship status.

The starting point in the process is the completing of an account application. If you are opening an account through FIC, you must first complete and sign a Master Account Agreement ("MAA"). If you are opening a FI mutual fund account through a broker-dealer other than FIC, you will be required to complete a FI Broker Account Application ("BAA") unless your account is established through Fund/SERV. If your account is being established through Fund/SERV, you may need to complete a BAA and other documentation for certain privileges; you must contact your broker-dealer to determine which privileges are available to you.

The MAA requires you to provide most of the information required by the USA PATRIOT Act. As described more fully below, to satisfy the requirements of the law, we may also ask for documents that identify the customer, such as a U.S. driver's license, passport, or state or federal government photo identification card. In the case of a customer that is an entity, we may also ask for a document that identifies the customer, such as articles of incorporation, a partnership agreement, or a trust instrument, as well as information concerning the person or persons who have authority over the account.

Once we have received your application and such other information as is required, we will attempt to verify your identity using a consumer reporting agency or documentary evidence. If we are unable to verify your identity, to our satisfaction, within a maximum of sixty (60) days of opening your account, we will restrict most types of investments in the account. We reserve the right to liquidate your account at the current net asset value within a maximum of ninety
(90) days of its opening if we have not been able to verify your identity. We are not responsible for any loss that may occur and we will not refund any sales charges or CDSC that you may incur as a result of our decision to restrict or liquidate the account.

The foregoing customer information and verification procedures are not applicable to accounts that are opened through Fund/SERV, through omnibus accounts or by shareholders of the FI Funds who held accounts as of October 1, 2003 provided that we have their correct names, addresses, social security numbers and birth dates. If existing shareholders have not provided us with such information, we will require additional information from them before we will open new fund accounts for them directly or indirectly through an exchange.

The customer information and verification procedures are generally not applicable to accounts that are opened through Fund/SERV however, a BAA and/or other documents are required for account registrations other than individual, joint and custodial accounts to obtain telephone, certain other optional privileges and to execute transactions directly with the FI Funds.

SPECIFIC ACCOUNT REQUIREMENTS
Listed below are the account opening requirements for most common types of accounts. After you determine the type of account you want to open and the FI Fund(s) you want to purchase, deliver your completed MAA or BAA, supporting documentation and your check, made payable to FI for the Fund, to your registered representative.

A.  Non-Retirement Accounts
We offer a variety of "non-retirement" accounts, which is the term used to describe all accounts other than retirement accounts.

Individual Accounts may be opened by any adult individual who resides in the U.S.. You must certify that you are a legal resident of the U.S. on the MAA or BAA and you provide us with your name, residential street address in the U.S. (Army or Fleet Post Office number are acceptable), taxpayer identification number, date of birth, citizenship status, and other such information as may be required by law. If you are not a U.S. citizen, you must also disclose your country of origin and provide a photocopy of an unexpired green card or a photocopy of an identification card with a photograph issued by the U.S. government, a state, a federal or state agency.

Joint Accounts may be opened by two or more adult individuals who reside in the U.S.. Each individual joint tenant is considered a "customer" for purposes of the USA PATRIOT Act. Therefore, each joint tenant must provide the same information that is required for opening an individual account.

Joint ownership may take several forms - e.g. joint tenants with rights of survivorship, tenants in common, etc.. You are responsible for verifying that the type of joint registration you select is valid in your state of residence. If you choose a tenancy in common registration and you do not provide the ownership percentage for each joint owner, the account will be divided equally. If you choose tenants with rights of survivorship, in the event one tenant dies, the account automatically becomes the property of the remaining tenant(s); the account does not pass into the estate of the deceased owner. All joint owners

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must sign requests to process transactions; however, telephone exchange and redemption requests are accepted from either tenant unless telephone privileges are declined. This means that any one registered owner on your account, acting alone and without the consent of any other registered owner, may give a Fund instructions to exchange or sell shares by telephone.

Transfer on Death (TOD) Accounts are available on all FI Fund accounts in all states (unless held in an omnibus account). TOD accounts allow individual and joint account owners to name one or more beneficiaries. The ownership of the account passes to the named beneficiary(ies) in the event of the death of all account owners. To establish a TOD account, you must furnish the same information that is required to open an ordinary individual or joint account and also complete a First Investors TOD Registration Request Form.

First Investors follows the TOD guidelines of the Securities Transfer Association with the following exceptions. First Investors allows you to designate more than one TOD beneficiary; does not print the beneficiaries' names on dividend and liquidation checks; and confirms TOD beneficiaries on quarterly statements.

Education Savings Account (ESAs) may be opened by any adult individual who resides in the U.S. These accounts allow you to accumulate assets on a tax-deferred basis to help satisfy qualified educational expenses for a Designated Beneficiary (generally, a minor child). To establish an ESA, the Responsible Individual (the parent or legal guardian) must complete a MAA or BAA and an ESA Application. If someone other than the Responsible Individual is making the initial contribution he or she must sign the ESA Application as the Depositor. The Responsible Individual is considered the customer and must furnish the same information as he or she would provide for an individual account.

Gifts and Transfers to Minors Accounts may be opened for minors established under the applicable state's Uniform Gifts/Transfers to Minors Act. They are registered under the minor's social security number. We require the name, address, citizenship and TIN of both the minor and the custodian on the MAA or BAA.

Conservatorship/ Guardianship Accounts may only be opened by legal representatives. To establish a conservatorship or guardianship account, you must complete an MAA or BAA and provide the name, address and TIN of both the minor (ward) and the conservator (or guardian). In addition, you must also furnish a certified copy of the court document appointing you as the conservator/guardian and a First Investors Acknowledgment Form.

Estate Accounts may be opened by completing an MAA or BAA and providing the name, address citizenship status, date of birth and TIN of the executor (administrator), the name of the decedent and TIN of the estate. You must also provide an original or certified copy of the death certificate, a certified copy of Letters Testamentary/Administration, and a First Investors Acknowledgment Form.

Corporate Accounts may be opened for corporations that are organized in the U.S. The entity's name, U.S. business address, and TIN must be provided on the MAA or BAA. If we cannot verify the identity of the entity using non-documentary methods, we will require documentary proof of the existence and identity of the entity, such as a certified copy of the company's complete articles of incorporation signed by the secretary of the corporation, a certificate of good standing issued by the secretary of the state, a government-issued business license, or a bank reference by a U.S. bank on the bank's letterhead. To avoid the risk that we may not be able to verify the identity of an entity by non-documentary means, we recommend that you furnish documentary proof of the entity's existence when you apply to open the account. First Investors Certificate of Authority ("COA") is also required to identify the individuals who have authority to effect transactions in the account.

Partnership accounts may be opened for partnerships that are organized in the U.S.. You must provide the name of the partnership, U.S. business address and TIN on a completed MAA or BAA along with a complete copy of the partnership agreement, and a completed COA to identify the persons who have authority over the account.

Trust accounts may be opened for trusts that are formed in the U.S.. You must provide the name of the trust, its address, and TIN on a completed MAA or BAA, along with a copy of the complete trust agreement and a COA to identify the persons who have authority over the account.

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B.  Retirement Accounts
To open a retirement account, you must not only complete an Application with your broker-dealer and furnish the customer identification information required for individual non-retirement accounts, but also complete a product application. Certain retirement products also require the employer to complete a form.

We offer the following types of retirement plans for individuals and employers.

Individual Retirement Accounts including Roth, Traditional, and Conduit IRAs.

IRA for Minors with earned income. A parent or legal guardian must complete the appropriate IRA Application and IRA for a Minor Child Form.

SIMPLE IRAs (Savings Incentive Match Plans for Employees of Small Employers) for employers.

SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment. SARSEP-IRAs can be established through trustee-to-trustee transfers.

403(b)(7) accounts for employees of eligible tax-exempt organizations such as schools, hospitals and charitable organizations.

401(k) plans for employers.

Money Purchase Pension & Profit Sharing (MPP/PSP) plans for sole proprietors and partnerships.

Currently, there are no annual service fees charged to an account holder in connection with an IRA, SIMPLE-IRA, SEP-IRA, SARSEP-IRA, MPP/PSP, 401(k) or 403(b)(7) account. Each Fund currently pays the annual $10.00 custodian fee for such accounts. This policy may be changed at any time by a Fund on forty-five
(45) days' written notice to the account holder. First Investors Federal Savings Bank has reserved the right change the fees on prior written notice.

HOW TO BUY SHARES

PLACING YOUR PURCHASE ORDER
Purchases may always be made by written application. Such purchases are processed when they are received in "good order" by our Woodbridge, NJ office. To be in good order, all required paperwork must be completed and payment received. If your order is received by the close of regular trading on the NYSE, it will receive that day's public offering price. This procedure applies whether your written order is given to your registered representative and transmitted to our Woodbridge, NJ office or mailed directly by you to our Woodbridge, NJ office.

As described more fully below, certain types of purchases can only be placed by written application. For example, purchases in connection with the opening of retirement accounts may only be made by written application. Furthermore, rollovers of retirement accounts will be processed only when we have received both your written application and rollover proceeds. Thus, for example, if it takes thirty (30) days for another fund group to send us your retirement account proceeds, your purchase of FI Funds will not occur until we receive the proceeds.

Some types of purchases may be phoned or electronically transmitted to us via Fund/SERV. If you place your order with your Representative by the close of regular trading on the NYSE, your transaction will be processed at that day's public offering price provided that your order is received in our Woodbridge, NJ office by the close of our business (generally 5:00 p.m., E.T.), or by our Fund/SERV deadline for orders that are submitted via the Fund/SERV system. Orders received after these deadlines will be processed at the next Business Day's offering price.

If you are buying an FI Fund through a broker-dealer other than First Investors, other requirements may apply. Consult your broker-dealer about its requirements.

All orders placed through a First Investors registered representative must be reviewed and approved by a principal of the branch office before being mailed or transmitted to the Woodbridge, NJ office.

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It is the responsibility of your broker-dealer to forward or transmit orders to the Fund promptly and accurately. An FI Fund will not be liable for any change in the price per share due to the failure of a broker-dealer to place or pay for the order in a timely fashion. Any such disputes must be settled between you and your broker-dealer.

Each Fund reserves the right to refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

Each Fund is designed for long-term investment purposes. It is not intended to provide a vehicle for short-term market timing. It is our policy to refuse to accept purchase orders from investors who we believe intend to engage in short-term market timing transactions. We monitor purchase orders in an effort to enforce this policy. However, we cannot guarantee that our monitoring efforts will be effective in identifying or preventing all short-term market timing activity. Short-term market timing may adversely affect performance of a Fund for long-term shareholders.

PAYING FOR YOUR ORDER
Payment is due within three (3) Business Days of placing an order or the trade may be cancelled. (In such event, you will be liable for any loss resulting from the cancellation.) To avoid cancellation of your order, you may open a money market account and use it to pay for subsequent purchases.

Purchases made pursuant to our Automatic Investment Programs are processed as follows:

o Money Line purchases are processed on the date you select on your application (or the Business Day following a weekend or holiday).

o Automatic Payroll Investment Service purchases are processed on the date that we receive funds from your employer.

We accept the following forms of payment in U.S. funds:

o Checks drawn on U.S. banks (including subsidiaries of U.S. banks) payable to FI.
o  Money Line and Automatic Payroll Investment electronic funds transfers.
o  Federal Funds wire transfers (required for investments of $500,000 or more).
o  ACH transfers.

We do not accept:

o  Third Party Checks
o  Traveler's Checks
o  Checks drawn on foreign banks
o  Money Orders
o  Cash
o  Post Dated Checks
o Starter Checks or Second Party Checks except for additions to accounts held by existing customers.

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BY CHECK

You can send us a check for purchases under $500,000. If you are opening a new FI Fund account, your check must meet the FI Fund minimum. When making purchases to an existing account, include your FI Fund account number on your check. Investments of $500,000 or more must be made via Federal Fund wire transfer.

BY MONEY LINE
With our Money Line program, you can invest in an FI Fund account with as little as $50 a month or $600 each year by transferring funds electronically from your bank account. You can invest up to $50,000 a month through Money Line.

You select the payment amount and frequency that is best for you (bi-weekly, semi-monthly, monthly, quarterly, semi-annually, annually, or the last day of the month).

The Money Line investment date you select is the date on which shares will be purchased. If the investment date falls on a weekend or holiday, shares will be purchased on the next Business Day. The proceeds must be available in your bank account two (2) business days prior to the investment date.

Money Line service is prohibited on FI Fund accounts with foreign addresses.

How To Apply for Money Line:
1: Complete the Electronic Funds Transfer ("EFT") section of the application and provide complete bank account information. Attach a pre-printed voided check, pre-printed deposit slip or account statement. All shareholders' and bank account owners' signatures must be guaranteed. Please allow at least ten (10) business days for initial processing.

2: Complete the Money Line section of the application to specify the amount, frequency and beginning date of the investments.

3: Submit the paperwork to your registered representative or:
        For Express Mail, send it to:
        Administrative Data Management Corp.
        581 Main Street
        Woodbridge, NJ 07095-1198

        For Regular Mail, send it to:
        Administrative Data Management Corp.
        P.O. Box 5198
        Woodbridge, NJ 07095-0916

How To Change a Money Line:
To change investment amounts, reallocate, suspend or cancel Money Line, you must notify us at least five (5) Business Days prior to the investment date.

You may write or call Shareholder Services at 1 (800) 423-4026 to:

o  Discontinue, or suspend for up to six (6) months, your Money Line service
o  Decrease the payment to the minimum amount of $50 per month
o Change the date or frequency of the Money Line payment without increasing the total dollar amount.

In addition, provided that you have not declined telephone exchange and redemption privileges, you may telephone us to:

o Reallocate Money Line to a new or existing account with the same registration
o Increase your total Money Line payment by a maximum of $3,600 per year using any frequency provided the bank and FI Fund account registrations are the same and by a maximum of $1,200 per year using any frequency if the bank and FI Fund account registrations are different.

For all other changes, you must submit a signature guaranteed written request to Administrative Data Management Corp. To change from one bank to another or change your bank account number you must also complete and return a new Money Line application, and attach a pre-printed voided check, pre-printed deposit slip or account statement. Please allow at least ten (10) days for the change to become effective.

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A medallion signature guarantee (see "When Signature Guarantees are Required")
is required to increase a Money Line payment by $25,000 or more. Money Line service will be cancelled upon notification that all account owners are deceased. We reserve the right to liquidate your account upon sixty (60) days notice if you cancel the Money Line prior to meeting the minimum initial investment of the fund.

BY AUTOMATIC PAYROLL INVESTMENT
With our Automatic Payroll Investment service ("API") you can systematically purchase shares by payroll deduction. To participate, your employer must offer direct deposit and permit you to electronically transfer a portion of your salary to your account. Contact your company payroll department to authorize the salary reductions. If not available, you may consider our Money Line program.

Shares purchased through API are purchased on the day the electronic transfer is received by the Fund.

How To Apply for API:
1:  Complete an API Application.
2:  Complete an API Authorization Form.
3: Complete the government's Direct Deposit Sign-up Form if you are receiving a government payment.
4:  Submit the paperwork to your registered representative or :
        For Express Mail, send it to:
        Administrative Data Management Corp.
        581 Main Street
        Woodbridge, NJ 07095-1198

        For Regular Mail, send it to:
        Administrative Data Management Corp.
        P.O. Box 5198
        Woodbridge, NJ 07095-0916

BY FEDERAL FUNDS WIRE  TRANSFER
You may purchase shares via a Federal Funds wire transfer from your bank account into your existing FI Fund accounts. Investments of $500,000 or more must be purchased by a Federal Funds wire. Each incoming Federal Funds wire transfer from outside the U.S. will be subject to a $20 fee.

To wire funds to an existing FI Fund account, you must call 1(800)423-4026 and provide us with the Federal Funds wire reference number, amount of the wire, and the existing account number(s) to be credited. To receive credit for the wire on the same day as it is received, the above information must be given to us beforehand and we must receive the wire by:

o  12:00 p.m. ET for money market funds; and

o close of trading on the NYSE (generally 4:00 p.m. ET) for all the other FI Funds.

If we receive a wire and you have not given us proper notification beforehand, your purchase will not occur until we receive all the required information. For information about when you start earning dividends, please see "Dividends and Distributions."

Instruct your bank to wire your investment, as applicable, to:
Cash Management Fund - Class A
Bank of New York
ABA #021000018
FI Cash Mgmt. Account 8900005696
For Further Credit To:  Your Name
Your First Investors Account #

Tax-Exempt Money Market Fund - Class A
Bank of New York
ABA #021000018
FI Tax Exempt Account 8900023198
For Further Credit To: Your Name
Your First Investors Account #

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All other existing FI Fund accounts:
FI Fund (specify fund name & class of shares)
First Investors Federal Savings Bank
ABA#  221272604
Credit: FST Investors FED
Account # 03060000142
For Further Credit To: Your Name
Your First Investors Account #

BY DISTRIBUTION CROSS-INVESTMENT
You can invest the dividends and capital gains from one FI Fund account, excluding the money market funds, into another FI Fund account in the same class of shares. The shares will be purchased at the net asset value on the Business Day after the record date of the distribution.

o You must invest at least $50 a month or $600 a year into a new FI Fund account

o A signature guarantee is required if the ownership on both accounts is not identical.

You may establish a Distribution Cross-Investment service by contacting your registered representative or calling Shareholder Services at 1 (800) 423-4026.

BY SYSTEMATIC WITHDRAWAL PLAN PAYMENT INVESTMENTS
You can invest Systematic Withdrawal Plan payments (see "How to Sell Shares") from one FI Fund account in shares of another FI Fund account in the same class of shares.

o  Payments are invested without a sales charge.
o A signature guarantee is required if the ownership on both accounts is not identical.
o You must invest at least $600 a year when investing into a new FI Fund account.
o  You can invest on a monthly, quarterly, semi-annual, or annual basis.

Systematic Withdrawal Plan payment investments are suspended upon notification that all account owners are deceased. Service will recommence upon receipt of written alternative payment instructions and other required documents from the decedent's legal representative.

CHOOSING BETWEEN SHARE CLASSES
All FI Funds are available in Class A and Class B shares. It's very important to specify which class of shares you wish to purchase when you open a new account. First Investors Fund account applications have a place to designate your selection. If you do not specify which class of shares you want to purchase, Class A shares will automatically be purchased. Direct purchases into Class B share money market accounts are not accepted. Class B money market fund shares may only be acquired through an exchange from another Class B share account or through Class B share distribution cross-investment.

Each class of shares has its own cost structure. Class A shares have a front-end sales charge. Class B shares may have a CDSC. While both classes have a Rule 12b-1 fee, the fee on Class B shares is generally higher. As a result, different classes of shares in the same FI Fund generally have different prices. The principal advantages of Class A shares are that they have lower overall expenses, quantity discounts on sales charges, and certain account privileges that are not offered on Class B shares. The principal advantage of Class B shares is that all your money is put to work from the outset. Because of the lower overall expenses on Class A shares, we recommend Class A shares for purchases in excess of $250,000. If you are investing in excess of $1,000,000, we will only sell Class A shares to you. For purchases below $250,000, the class that is best for you depends upon the amount you invest, your time horizon, and your preference for paying the sales charge initially or over time. Your registered representative can help you decide which class of shares is best for you.

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CLASS A SHARES
When you buy Class A shares, you pay the offering price - the net asset value of the FI Fund plus a front-end sales charge. The front-end sales charge declines with larger investments.

        Class A Sales Charges
                                As a % of         As a % of Your
        Your Investment         Offering Price    Investment
        less than $100,000         5.75%             6.10%
        $100,000 - $249,999        4.50%             4.71%
        $250,000 - $499,999        3.50%             3.63%
        $500,000 - $999,999        2.50%             2.56%
        $1,000,000 or more           0%*                0%*

* If you invest $1,000,000 or more or you invest during a special promotion in which the minimal sales charge has been waived, you will not pay a front-end sales charge. However, if you make such an investment and then sell your shares within 24 months of purchase, you will pay a CDSC of 1.00%.

As discussed below, we offer several ways in which you may qualify for a sales charge discount or waiver. If you qualify for a sales charge discount or waiver, you must ensure that your broker-dealer knows this. If you are purchasing shares through an omnibus account with a broker-dealer, we will not be aware that you are entitled to a discount or waiver. It is the responsibility of your broker-dealer to advise us of any discount or waiver that you qualify for at the time the purchase order is placed. If you are sending us money directly, include a written statement with your check explaining which privilege applies. If you fail to advise your broker-dealer or us that you are eligible for a discount or waiver, you may not receive the reduction or waiver.

Discounts Available through Rights of Accumulation and Letters of Intent

You may qualify for Class A share sales charge discount under our Rights of Accumulation ("ROA") policy. If you already own shares of First Investors Funds, you are entitled to add the current values of those shares (measured by the current offering price) to your purchase in computing your sales charge (Class A shares of our money market funds are not included if they have been purchased directly without a sales charge). For example, if you already own shares of First Investors Funds valued at $100,000 based on the current offering price, your current purchase of $10,000 is entitled to the $100,000 sales charge discount.

In computing your sales charge discount level, you are also entitled to receive credit for the current values of First Investors Fund shares held in the accounts of other shareholders whose accounts are registered under your address of record and are serviced by your broker-dealer firm ("Eligible Accounts"). For example, you are entitled to combine the current values of all First Investors Fund shares (measured by the current offering price) owned by you, your spouse, your children, and any other individuals as long as you all share the same address of record and are serviced by the same broker-dealer firm.

You can also qualify for a sales charge discount by signing a non-binding letter of intent ("LOI") to purchase a specific dollar amount of shares within 13 months. For example, your current purchase of $10,000 will be processed at the $100,000 sales charge discount level if you sign an LOI for $100,000. YOU CAN INCLUDE ALL ELIGIBLE ACCOUNTS WHICH SHARE YOUR ADDRESS OF RECORD AND ARE SERVICED BY THE SAME BROKER DEALER FIRM AT THE TIME YOU ENTER THE LOI. You cannot amend the LOI to add Eligible Accounts or otherwise. You are not legally required to complete the LOI. However, if you fail to do so, your share balance will be reduced to reflect the appropriate sales charge without the LOI.

Your request for an LOI you must be in writing and must indicate the customer account numbers you wish to include under the LOI discount privilege. Eligible Accounts will not automatically be included under the LOI unless you designate the accounts on the LOI form and return it to us.

By purchasing under an LOI, you acknowledge and agree to the following:

o You authorize First Investors to reserve 5% of the shares held under an LOI in escrow until the LOI is completed.
o FI is authorized to sell any or all of the escrow shares to satisfy any additional sales charges owed in the event the LOI is not fulfilled.
o Although you may exchange all your shares, you may not sell the reserve shares held in escrow until you fulfill the LOI or pay the higher sales charge.

For purposes of shareholders who invest through omnibus accounts that are registered in the name of a broker-dealer, your address of record with your broker-dealer is considered your address of record for ROA purposes.

To ensure that you receive the proper sales charge, you must advise your broker-dealer of all Eligible Accounts that can be aggregated with your own accounts for ROA purposes as well as your desire to enter into an LOI (if applicable). You should be aware that we are not able to monitor purchases that are made through an omnibus account. Your broker-dealer is responsible for processing your order at the correct discount level and for offering you the opportunity to enter into an LOI.

Class A Shares Charge Waivers

Class A Shares May be Purchased Without a Sales Charge:

1: By a current registered representative, employee, officer, director, or trustee of the Funds, FIC, or their affiliates ("FI Associate") and any other person who resides at the same address and share the same broker-dealer of record as the FI Associate ("Eligible Relative"). The accounts of such persons are referred to as "Associate Accounts."

2: By a former FI Associate or Eligible Relative thereof provided that such person (a) already owns an Associate Account or (b) is rolling over the proceeds from a FI 401(k) or FI Profit Sharing Plan account into an FI Fund account.

3: When Class A share fund dividends and distributions are reinvested in Class A shares.

4: When Class A share Systematic Withdrawal Plan payments are automatically reinvested in Class A shares (Class A shares of our money market funds are not included if they have been purchased directly without a sales charge).

5: When qualified retirement plan loan repayments are reinvested in Class A shares, provided the loan was made against an account originally subject to a sales charge.

6: When a group qualified plan (e.g., 401(k), money purchase pension, or profit sharing plan) is reinvesting redemption proceeds from another fund on which a sales charge or CDSC was paid.

7: By a group qualified plan with 100 or more eligible employees or $1,000,000 or more in assets. *

8: In amounts of $1 million or more. *

9: By individuals under a Letter of Intent or Rights of Accumulation of $1 million or more. *

10: When you are reinvesting, within the same Customer Account, proceeds greater than or equal to $1,000, of a redemption within six (6) months from Class A shares of a FI Fund, on which you paid a front end sales charge, within the prior six months. If you are opening or reactivating an account, your investment must meet the Fund's minimum investment policy.

For items 6 through 9 above: A CDSC of 1.00% will be deducted from shares which are redeemed within 24 months of purchase.

Investments through 401(k) accounts and other group plans that are eligible for their own discounts are not counted for determining the ROA discounts of individual investments in the Funds.

Special Class A Sales Charge Discounts
Sales Charges on Class A Shares May be Reduced for:
1: A participant directed group qualified retirement plan with 99 or fewer eligible employees. The initial sales charge is reduced to 3.00% of the offering price.

2: Certain unit trust holders ("unitholders") whose trust sponsors have made special arrangements with First Investors for a sales charge discount. Unitholders of various series of New York Insured Municipal-Income Trust sponsored by Van Kampen Merritt, Inc., unitholders of various series of the Multistate Tax Exempt Trust sponsored by Advest Inc., and Municipal Insured National Trust, may buy Class A shares of a FI Fund with unit distributions at the net asset value plus a sales charge of 1.5%. Unitholders of various tax-exempt trusts, other than the New York Trust, sponsored by Van Kampen Merritt Inc. May buy Class A shares of a FI Fund at the net asset value plus a sales charge of 1%.

CLASS B SHARES
Class B shares are sold without an initial sales charge, putting all your money to work for you immediately. If you redeem Class B shares within six (6) years of purchase, a CDSC will be imposed. The CDSC declines from 4% to 0% over a six
(6) year period, as shown in the chart below.

        Class  B  Sales  Charges

        Year of Redemption                   CDSC as a Percentage of Purchase or
                                                NAV at Redemption
        Within the 1st or 2nd year                         4%
        Within the 3rd or 4th year                         3%
        In the 5th year                                    2%
        In the 6th year                                    1%
        Within the 7th year and 8th year                   0

Sales Charge Reductions on Class B Shares:
If shares redeemed are subject to a CDSC, the CDSC will be based on the lesser of the original purchase price or redemption price. There is no CDSC on shares acquired through dividend and capital gains reinvestment. We call these "free shares."

Anytime you sell shares, your shares will be redeemed in the following manner to ensure that you pay the lowest possible CDSC:

First-Class B shares representing dividends and capital gains that are not subject to a CDSC.
Second-Class B shares held more than six (6) years which are not subject to a CDSC.
Third-Class B shares held longest which will result in the lowest CDSC.

For purposes of calculating the CDSC, all purchases made during the calendar month are deemed to have been made on the first business day of the month at the average cost of the shares purchased during that period.

Sales Charge Waivers on Class B Shares:
The CDSC on Class B shares does not apply to:

1: Appreciation on redeemed shares above their original purchase price and shares acquired through dividend or capital gains distributions.

2: Redemptions of shares following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of an account owner (or in the case of joint accounts the death of the last surviving joint owner), provided that the shares were purchased prior to the death or disability and the redemptions are made within one (1) year of death or disability. Proof of death or disability is required.

3: Distributions from employee benefit plans due to plan termination.

4: Redemptions to remove an excess contribution from an IRA or qualified retirement plan.

5: Required Minimum Distributions upon reaching required minimum age 70 1/2 provided you have held the shares for at least three (3) years.

6: Annual redemptions of up to 8% of your account's value redeemed by a Systematic Withdrawal Plan. Free shares not subject to a CDSC will be redeemed first and will count towards the 8% limit.

7: Tax-free returns of excess contributions from employee benefit plans.

8: Redemptions by the Fund when the account falls below the minimum.

9: Redemptions to pay account fees.

If you reinvest all the proceeds greater than or equal to $1,000 from a Class B share redemption made within the prior six (6) months and you notify us in writing of your desire to reinvest the amount, you will be credited, in additional shares, for any CDSC that you paid. If you are reinvesting a portion of a Class B share redemption, you will be credited with a pro-rated percentage of any CDSC that you paid. Your reinvestment must meet a Fund's minimum investment requirement if made into a zero balance account.

Include a written statement with your redemption request explaining which exemption applies. If you do not include this statement we cannot guarantee that you will receive the waiver.

CONVERSION TO CLASS A SHARES:
Class B shares, and the dividend and distribution shares they earn, automatically convert to Class A shares after eight (8) years, reducing future annual expenses.

1: Conversions will be made into existing Class A share fund accounts provided the accounts have identical ownership and the same broker-dealer. If you do not own an identically registered Class A share fund account with the same broker-dealer, a new Class A share fund account will be established.

2: All automated payments including Money Line, Automatic Payroll Investment, and other regularly scheduled retirement investment programs, will continue to be invested into the Class B share fund account after the initial conversion.

3: Systematic withdrawals and required minimum distributions will continue to be made from the Class B share fund account after the initial conversion provided there are a sufficient number of Class B shares. If the Class B share account has insufficient shares to satisfy a scheduled distribution, ADM will contact the shareholder for further instruction. The systematic withdrawal programs and required minimum distributions will move to Class A share fund accounts if the conversion closes the Class B share fund account.

4: If dividends and/or capital gains from a Class B share fund account are cross-reinvested into another Class B share fund, the service will remain in effect after the conversion provided shares remain in the source account. The cross-reinvestment option will not automatically move to Class A share fund accounts. Dividends and capital gains earned on Class A shares purchased as a result of the conversion will be reinvested.

5: Duplicate statements and secondary addresses (for checks), if any, that have been authorized on Class B share fund accounts will also be assigned to the new Class A share fund accounts.

MINIMUM INITIAL INVESTMENT REQUIREMENTS

Your initial investment in a non-retirement or ESA fund account may be as little as $1,000. You can open a First Investors Traditional IRA or Roth IRA with as little as $500. Other retirement accounts may have lower initial investment requirements at the Fund's discretion. These minimums are waived if you use one of our Automatic Investment Programs (see "Paying for Your Order"). As described in the prospectuses of the Funds, we reserve the right to impose fees of $25 per account on accounts with balances that are below the minimum account requirements or to close accounts without your consent on sixty (60) days prior notice.

ADDITIONAL INVESTMENTS

Once you have established an account, you generally can add to it through your registered representative or by sending us a check directly. There is no minimum requirement on additional purchases into existing FI Fund accounts. Remember to include your FI Fund account number on your check made payable to FI.

For Express Mail, send checks to:
First Investors Corporation
Attn: Dept. CP
581 Main Street
Woodbridge, NJ 07095-1198

For Regular Mail, send checks to:
First Investors Corporation
Attn: Dept. CP
P.O. Box 5198
Woodbridge, NJ 07095-0916

HOW TO SELL SHARES
You can sell your shares on any Business Day. In the mutual fund industry, a sale is referred to as a "redemption." The various ways you can redeem your shares are discussed below. If your shares are held in an omnibus account, these procedures are not applicable. You can only redeem such shares through your broker-dealer. Please consult with your broker-dealer for its requirements. If you place your redemption order with your broker-dealer by the close of regular trading on the NYSE, your transaction will be processed at that day's price (less any applicable CDSC) provided that it is received in our Woodbridge, NJ office by the close of regular trading on the NYSE, or by our Fund/SERV deadline for orders that are submitted via the Fund/SERV system. It is your broker-dealer's responsibility to promptly transmit orders to us. Special rules also apply to redemptions from 401(k) and other group retirement accounts; we can only accept redemption instructions from the plan trustee or administrator. Please consult with your plan trustee or administrator for its procedures.

Payment of redemption proceeds generally will be made within seven (7) days of receipt of your order. If the shares being redeemed were recently purchased by check or electronic funds transfer, payment may be delayed to verify that the check or electronic funds transfer has been honored, which may take up to fifteen (15) days from the date of purchase. Unless you have declined telephone privileges, most non-retirement account redemptions can be made by phone by you or your registered representative. Shareholders may not redeem shares by telephone or electronic funds transfer unless the shares have been owned for at least fifteen (15) days.

Redemptions of shares are not subject to the (fifteen )15 day verification period if the shares were purchased via:

o  Automatic Payroll Investment.
o  FIC registered representative payroll checks.
o  Checks issued by First Investors Life Insurance Company, FIC or ADM.
o  Federal Funds wire payments.

For trusts, estates, attorneys-in-fact, corporations, partnerships, and other entities, additional documents are required to redeem shares unless they are already on file.

WRITTEN REDEMPTIONS
You can make a redemption by sending us a letter of instruction or a liquidation request form. A written liquidation request will be processed when received in our Woodbridge, NJ office provided it is in good order.

If we receive a written redemption request in good order by the close of a regular trading day on the NYSE (normally, 4:00 p.m., E.T.), you will receive that day's price (less any applicable CDSC) for your shares.

If your redemption request is not in good order or information is missing, we will seek additional information and process the redemption on the Business Day we receive such information.

To be considered in good order written requests must include:

1:  The name of the FI Fund;

2:  Your account number;

3: The dollar amount, number of shares or percentage of the account you want to redeem;

4:  Share certificates (if they were issued to you);

5:  Original signatures of all owners exactly as your account is registered;

6: Signature guarantees, if required (see "When Signature Guarantees are Required"); and

7:  Appropriate distribution form for retirement accounts.

Shares purchased by check or electronic funds transfer that you have owned for less than fifteen (15) days may only be redeemed by written request. If we are being asked to redeem a retirement account and transfer the proceeds to another financial institution, we may also require a Letter of Acceptance from the successor custodian before we effect the redemption.

For your protection, the Fund reserves the right to require additional supporting legal documentation.

For Express Mail, send written redemption requests to:
Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198

For Regular Mail, send written redemption requests to:
Administrative Data Management Corp.
P.O. Box 5198
Woodbridge, NJ 07095-0916

If your redemption request is not in good order or information is missing, the Transfer Agent will seek additional information and process the redemption on the Business Day it receives such information.

TELEPHONE REDEMPTIONS
You, your registered representative or any other authorized person may redeem shares held in a non-retirement account, except ESAs, which have been owned for at least fifteen (15) days by calling our Special Services Department at 1 (800) 342-6221 from 9:00 a.m. to 5:00 p.m., ET, on any Business Day provided:

1: Telephone privileges are available for your account registration;

2: You do not hold share certificates (issued shares);

3: The redemption is (a) made payable to the registered owner(s) and mailed to the address of record (which cannot have been changed within the past sixty (60) days without a signature guaranteed request signed by all owners) or, (b) is electronically transferred by Federal Funds wire transfer or ACH to a pre-designated account;

4: The redemption amount is $50,000 or less; AND

5: The redemption amount, combined with the amount of all telephone redemptions made within the previous thirty (30) days does not exceed $100,000 per FI Fund account.

As discussed in "Telephone Exchange and Redemption Privileges," telephone redemption privileges are not available for certain types of accounts. If you do not have telephone redemption privileges for an account or the other conditions for a particular redemption request are not met, we will not accept telephone instructions from you or your representative. Your instructions must be submitted to us in writing in accordance with the procedures outlined in "Written Redemptions."

If you place your redemption request with our Special Services Department by the close of regular trading on the NYSE (which is generally 4:00 p.m., ET) on any Business Day, it will be processed at that day's price (less any applicable
CDSC). If you place your order with your representative by the close of trading on the NYSE, it will also be processed at that day's price (less any applicable
CDSC) provided that your representative transmits the order to our Special Services Department by the close of trading on the NYSE. If we receive your order after the close of regular trading on the NYSE, it will be processed on the following Business Day at that day's price (less any applicable CDSC).

ELECTRONIC FUNDS  TRANSFER REDEMPTIONS
Electronic Funds Transfer ("EFT") redemptions allow you to redeem shares and electronically transfer proceeds to your bank account.

You must enroll in the Electronic Funds Transfer service and provide complete bank account information before using the privilege. All shareholders' and all bank account owners signatures must be guaranteed. Please allow at least ten
(10) business days for initial processing. We will send any proceeds during the processing period to your address of record. Call your registered representative or Shareholder Services at 1(800)423-4026 for an application.

You may call Shareholder Services or send written instructions to Administrative Data Management Corp. to request an EFT redemption of shares which have been held at least fifteen (15) days. Each EFT redemption:

1:  Must be electronically transferred to your pre-designated bank account;

2:  Must be at least $500;

3:  Cannot exceed $50,000; and

4: Cannot exceed $100,000 when added to the total amount of all EFT redemptions made within the previous thirty (30) days.

If your redemption does not qualify for an EFT redemption, your redemption proceeds will be mailed to your address of record.

The Electronic Funds Transfer service may also be used to purchase shares (see "Money Line") and transfer systematic withdrawal payments (see "Systematic Withdrawal Plan Payment Investments") and both dividend and capital gain distributions to your bank account.

SYSTEMATIC  WITHDRAWALS
Our Systematic Withdrawal Plan allows you to redeem a specific dollar amount, number of shares, or percentage from your account on a regular basis. We reserve the right to only send your payments to a U.S. address. They can be mailed to you or a pre-authorized payee by check, transferred to your bank account electronically (if you have enrolled in the EFT service) or invested in shares of another FI Fund in the same class of shares through our Systematic Withdrawal Plan Payment Investment service (see "Paying for Your Order - Systematic Withdrawal Plan Payment Investments").

You can receive payments on a monthly, quarterly, semi-annual, or annual basis. Your account must have a value of at least $5,000 in non-certificated shares ("unissued shares"). The $5,000 minimum account balance is waived for required minimum distributions from retirement plan accounts, payments to First Investors Life Insurance Company, and systematic investments into another eligible fund account. The minimum Systematic Withdrawal Plan payment is $25 (waived for Required Minimum Distributions on retirement accounts or FIL premium payments).

Systematic withdrawals in excess of the dividends and distributions paid by a Fund will reduce and possibly exhaust your invested principal, especially in the event of a market decline. You should not assume that the value of your Fund shares will appreciate enough to cover withdrawals. The redemption of shares in connection with a systematic withdrawal plan will also generally result in a gain or loss for tax purposes.

You should avoid making investments in FI Funds at the same time that you are taking systematic withdrawals, unless your investments can be made without paying a sales charge. Buying shares on which a sales charge is imposed during the same period as you are selling shares is not advantageous to you because you will be incurring unnecessary sales charges and may not be able to deduct any capital losses because of wash sale rules.

If you own Class B shares, you may establish a Systematic Withdrawal Plan and redeem up to 8% of the value of your account annually without a CDSC. If you own Class B shares in a retirement account and if your Required Minimum Distribution exceeds the 8% limit, the applicable CDSC will be charged if the additional shares were held less than three (3) years.

To establish a Systematic Withdrawal Plan, complete the appropriate section of the account application or contact your registered representative or call Shareholder Services at 1 (800) 423-4026.

EXPEDITED WIRE REDEMPTIONS  (CLASS A MONEY MARKET FUNDS ONLY)
Enroll in our Expedited Redemption service to wire proceeds via Federal Funds from your Class A FI non-retirement money market account to your bank account. ESAs are not eligible and shares must be owned for at least fifteen (15) days to be eligible for expedited redemption. Call Shareholder Services at 1 (800) 423-4026 for an application or to discuss specific requirements.

Requests for redemptions by wire out of the money market funds must be received in writing or by phone prior to 12:00 p.m., ET, on a Business Day, to be processed the same day. Wire redemption requests received after 12:00 p.m., ET, will be processed the following Business Day.

1: Each wire under $5,000 is subject to a $15 fee.

2: Two wires of $5,000 or more are permitted without charge each month. Each additional wire is $15.

3: Wires must be directed to your predesignated bank account.

4: Each wire which is directed outside the U.S. is subject to a $40 fee.

MONEY MARKET DRAFT CHECK REDEMPTIONS  (CLASS A SHARES ONLY)

Free draft check writing privileges are available for First Investors Cash Management Fund and First Investors Tax Exempt Money Market Fund non-retirement account owners except ESA who maintain a minimum balance of $1,000. We will not issue draft checks if your account balance is less than $1,000. Each check drawn on an account with a balance of less than $1,000 will be subject to a $10 processing fee which is deducted when the check is paid. Shares purchased by check or by electronic funds transfer that you have owned for less than fifteen
(15) days are not included in your available balance. It is your responsibility to ensure that your available balance covers the amount of your draft check and any applicable fees including a possible CDSC since, if there are insufficient shares, your draft check will be returned through banking channels marked "insufficient funds" and may also be subject to fees imposed by your depository bank. Please be aware that if you use a draft check and it is converted to an electronic debit by the payee, the electronic debit will not be honored.

Daily dividends are earned on shares of the First Investors Cash Management Fund and First Investors Tax Exempt Money Market Fund shares until a draft check clears against them. Because the Funds accrue daily dividends, you may not redeem your account in its entirety by writing a draft check. Draft checks are subject to the rules and regulations of the Custodian covering checking accounts. We will return your canceled draft checks once a month. Neither the Funds nor the Custodian can certify or directly cash a draft check.

Draft checks are not available for:

o  Retirement accounts

o  Super Checking accounts

o  Class B share fund accounts

o  Accounts registered to a foreign address

o  ESAs.

Please notify us immediately if your draft checks are lost or stolen. "Stop payment" requests must be directed to Administrative Data Management Corp. However, there is no guarantee that a "stop payment" request will stop the payment of the draft check.

Complete the Mutual Fund Privilege Application to apply for draft checks. To order additional checks, call Shareholder Services at 1 (800) 423-4026. Additional documentation is required to establish draft check writing privileges for trusts, corporations, partnerships, and other entities. Call Shareholder Services for further information.

The Funds bear all expenses relating to the Money Market Draft Check Redemption Privilege. We reserve the right to amend or terminate the privilege at any time.

REDEMPTIONS-IN-KIND

If a Fund's Board should determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the FI Fund may pay redemption proceeds in whole or part by a distribution in kind of securities from the portfolio of the FI Fund. If shares are redeemed in kind, the redeeming shareholder will likely incur brokerage costs in converting the assets into cash.

HOW TO EXCHANGE SHARES
Subject to the conditions listed below, you have the right to exchange shares of any FI Fund for the shares of the same class of any other FI Fund without incurring an additional sales charge. This right, which is called a free exchange privilege, gives you the flexibility to change investments as your goals change. Since an exchange of fund shares is a redemption and a purchase, it may create a gain or loss which is reportable for tax purposes. Read the prospectus of the FI Fund you are purchasing carefully before you exchange into it.

Unless you have declined telephone privileges, you, your representative or any authorized person may be able to exchange shares by phone. Exchanges can also be made by written instructions. Exchange orders are processed when we receive them in good order in our Woodbridge, NJ office. Exchange orders received in good order prior to the close of trading on the NYSE will be processed at that day's prices.

If you place an exchange order with your representative by the close of regular trading on the NYSE, it will be processed at that day's price for each Fund provided that your order is received by our Woodbridge, NJ office by 4:00 p.m., E.T., or by our Fund/SERV deadline for orders that are submitted via the Fund/SERV system.

Each Fund is designed for long-term investment purposes. It is not intended to provide a vehicle for short-term market timing. It is the policy of each Fund to reject any exchange request that appears to be part of a short-term market timing strategy based upon the holding period of the initial investment, the amount of the investment being exchanged, the Funds involved and the background of the shareholder or dealer involved. We monitor transactions in an effort to enforce this policy. However, we cannot guarantee that our monitoring efforts will be effective in identifying or preventing all short-term market timing activity. Short term market timing may adversely affect the performance of a fund for long-term shareholders.

EXCHANGE CONDITIONS
There are a number of conditions on the free exchange privilege.
1: You may only exchange into a new account if your account has been verified under the USA PATRIOT Act or it is exempt from the verification requirements.

2: You may only exchange shares within the same class.

3: Exchanges can only be made into identically owned accounts.

4: Full or partial exchanges into a new FI Fund account must meet the new FI Fund's minimum initial investment.

5: The FI Fund you are exchanging into must be eligible for sale in your state.

6: If your request does not clearly indicate the amount to be exchanged or the accounts involved, no shares will be exchanged.

7: If you exchange shares to a new FI Fund account, the dividend and capital gain options will apply to the new FI Fund account as well as the original account if it remains open. If you exchange shares into an existing FI Fund account, the dividend and capital gain options on the existing FI Fund account will remain in effect.

8: If you exchange shares of an FI Fund which are subject to a CDSC (including any Class A shares purchased at NAV because the purchase amount exceeded $1 million or was made during an NAV promotion), the CDSC and the holding period used to calculate the CDSC will carry over to the acquired shares with one exception. If you exchange Class A shares for shares of Class A money market fund, the CDSC will be deducted from the amount exchanged.

9: Since there is no sales charge on Class A share money market fund purchases, you cannot exchange Class A money market fund shares into the shares of another FI Fund without incurring a sales charge unless you have already paid a sales charge on the shares (e.g., you purchased a FI Fund with a sales charge and exchanged into the money market fund).

10: If you are exchanging shares on which a sales charge was already paid, the dividends earned on those shares are also eligible for the free exchange privilege.

11: FI Funds reserve the right to reject any exchange order which in the opinion of the Fund is part of a market timing strategy. In the event that an exchange is rejected, neither the redemption nor the purchase side of the exchange will be processed.

12: If your exchange request is not in good order or information is missing, the Transfer Agent will seek additional information and process the exchange on the day it receives such information.

13: If your exchange is from an account with automatic investments or systematic withdrawals, you must let us know if your automatic investments or systematic withdrawals are to remain with the original FI Fund or the FI Fund you are exchanging into ("receiving fund") or if you want the automatic investments or withdrawals terminated.

Without specific instructions, we will amend account privileges as outlined below:

                      Exchange           Exchange             Exchange a
                      All Shares to      All Shares to        Portion of
                      ONE New Fund       MULTIPLE Funds       Shares to ONE or
Account                                                       MULTIPLE Funds

Money Line            ML moves to        ML stays with        ML stays with
(ML)                  Receiving Fund     Original Fund        Original Fund

Automatic Payroll     API moves to       API is allocated     API stays with
Investment (API)      Receiving Fund     equally to           Original Fund
                                         Receiving Funds

Systematic            SWP moves to       SWP                  SWP stays
Withdrawals           Receiving Fund     Canceled             with Original Fund
(SWP)

Automated             $ moves            $ stays              $ stays with
Retirement            to Receiving       with Original Fund   Original Fund
Contributions*        Fund

* Contributions remitted by the employer for 403(b), 401(k) Simplifier, SIMPLE-IRA, SEP-IRA, and SARSEP-IRA accounts.

TELEPHONE EXCHANGES
You, your registered representative or any authorized person can exchange by phone shares of any non-retirement account provided you have telephone privileges (see "Telephone Exchange and Redemption Privileges").

You, your registered representative or any authorized person can also use telephone privileges to exchange shares of any eligible FI Fund (1) within any participant directed FI prototype IRA, 403(b), or 401(k) Simplifier Plan, (2) from an individually registered non-retirement account to an IRA account registered to the same owner (provided an IRA application is on file); and (3) within 401(k) Flexible plans, money purchase pension plans and profit sharing plans if a First Investors Qualified Retirement Plan Application is on file. Contact your registered representative or call Shareholder Services at 1(800) 423-4026 to obtain a Qualified Retirement Plan Application.

By Phone:           Call Special Services from 9:00 a.m. to 5:00 p.m., ET.
1(800) 342-6221     Orders received after the close of the NYSE, usually 4:00
                    p.m., ET, are processed the following Business Day.

                         1. You must have telephone privileges. (see "Telephone Exchange and Redemption Privileges".)
                         2.   Certificate shares cannot be exchanged by phone.
                         3.   For trusts, estates, attorneys-in-fact,
                              corporations, partnerships, guardianships, conservatorships and other entities, additional documents may be required if not already on file. Call our Shareholder Services Department at 1
                              (800) 423-4026 to determine whether additional documents are necessary.

WRITTEN EXCHANGES
Written instructions are acceptable for any exchange.
For Express Mail, send to:
Administrative Data Management Corp.
581 Main Street
Woodbridge,  NJ 07095-1198

For Regular Mail, send to:
Administrative Data Management Corp.
P.O. Box 5198
Woodbridge,  NJ 07095-0916

                         1. Send us written instructions signed by all account owners exactly as the account is registered.
                         2.   Include the name and account number of your FI
                              Fund.
                         3. Indicate either the dollar amount, number of shares or percent of the source account you want to exchange.
                         4. Specify the existing account number or the name of the new FI Fund you want to exchange into.
                         5. Include any outstanding share certificates for shares you want to exchange. A signature guarantee is required.
                         6.   For trusts, estates, attorneys-in-fact,
                              corporations, partnerships, guardianships, conservatorships and other entities, additional documents may be required if not already on file. Call Shareholder Services at 1 (800) 423-4026.

WHEN SIGNATURE GUARANTEES ARE REQUIRED

A signature guarantee protects you from the risk of a fraudulent signature and is generally required for non-standard and large dollar transactions. A signature guarantee may be obtained from eligible guarantor institutions including banks, savings associations, credit unions and brokerage firms which are members of the Securities Transfer Agents Medallion Program ("STAMP"), the New York Exchange Medallion Signature Program ("MSP"), or the Stock Exchanges Medallion Program ("SEMP").

A signature guarantor may not amend or limit the scope of the guarantee in any way. The guarantee may not be dated or altered in an attempt to guarantee less than all signatures on a document. The surety bond coverage provided must equal or exceed the amount of the transaction. Please note that a notary public stamp or seal is not an acceptable substitute for a signature guarantee.

Signature guarantees are required:
1: For redemptions over $50,000.

2: For redemption checks made payable to any person(s) other than the registered shareholder(s) or any entity other than a major financial institution for the benefit of the registered shareholder(s).

3: For redemption checks mailed to an address other than the address of record, pre-authorized bank account, or a major financial institution on your behalf.

4: For redemptions to the address of record when the address of record has changed within sixty (60) days of the request (unless the written address change request was signed by all owners and signature guaranteed).

5: When a stock certificate is mailed to an address other than the address of record or the dealer on the account.

6: When shares are transferred to a new registration.

7: When certificated (issued) shares are redeemed or exchanged.

8: To establish any EFT service or to amend banking information on an existing EFT service.

9: For requests to change the address of record to a P.O. box or care of address. The residential street address must also be provided.

10: If multiple account owners of one account give inconsistent instructions.

11: When a transaction requires additional legal documentation.

12: When the authority of a representative of a corporation, partnership, trust, or other entity has not been satisfactorily established.

13: When an address is updated on an account which has been coded "Do Not Mail" because mail has been returned as undeliverable.

14: For draft check orders when the address has changed within sixty (60) days of the request.

15: For any other instance whereby a FI Fund or its transfer agent deems it necessary as a matter of prudence.

STATEMENTS & REPORTS

TRANSACTION CONFIRMATION STATEMENTS

You will receive a confirmation statement immediately after most transactions. These include:
o  Dealer purchases.
o  Check investments.
o  Federal Funds wire purchases.
o  Redemptions.
o  Exchanges.
o  Transfers.
o  Systematic withdrawals.
o  Issued certificates.

Money Line and Automatic Payroll Investment purchases are not confirmed for each transaction. They will appear on your next regularly scheduled quarterly statement.

A separate confirmation statement is generated for each FI Fund account you own. It provides:
o  Your FI Fund account number.
o  The date of the transaction.
o  A description of the transaction (purchase, redemption, etc.).
o  The number of shares bought or sold for the transaction.
o  The dollar amount of the transaction.
o  The dollar amount of the dividend payment (if applicable).
o  The total share balance in the account.
o  The dollar amount of any dividends or capital gains paid.
o The number of shares held by you, held for you (including escrow shares), and the total number of shares you own.

The confirmation statement also may provide a perforated investment stub with your preprinted name, registration, and fund account number for future investments.

You should review your confirmation statements carefully. If you fail to notify us of any errors or omissions within thirty (30) days, we will not accept responsibility for any resulting liability.

PROSPECTUSES
A prospectus for each FI Fund you purchase is also mailed to you with your initial confirmation statement concerning a fund purchase and thereafter once a year. The prospectus provides the fund's objectives, risks, expenses, results, policies and information concerning the portfolio managers. A prospectus may be obtained from our website (www.firstinvestors.com) by selecting the Investor Education category.

MASTER ACCOUNT STATEMENTS
If FI is your broker, you will receive a Master Account Statement for all your identically owned FI Fund accounts on a quarterly basis. The Master Account Statement will also include a recap of any First Investors Life Insurance variable annuities or variable life insurance you may own. Joint accounts registered under your taxpayer identification number and custodial accounts for which you are the custodian will appear on separate Master Account Statements but may be mailed in the same envelope upon request. You may request that the quarterly statements for different customers that reside at the same address be mailed in one envelope by contacting Shareholder Services and ordering a Combined Mailing Authorization Form.

The Master Account Statement provides the following information for each FI Fund you own:
o       FI Fund name.
o       FI Fund's current market value.
o       Total distributions paid year-to-date.

ANNUAL AND SEMI-ANNUAL REPORTS
You will also receive an Annual and a Semi-Annual Report covering each FI Fund that you own. These financial reports show the assets, liabilities, revenues, expenses, and earnings of the FI Fund as well as a detailed accounting of all portfolio holdings. The Annual report will also contain an analysis by the Portfolio Manager of the Fund's performance over the prior year. You will receive one report per household, unless you specifically request a separate report for each customer in accordance with our householding policy.

DIVIDENDS & DISTRIBUTIONS
Except as provided below, for FI Funds that declare daily dividends, your shares start earning dividends on the first Business Day following the day of purchase. Your shares continue to earn dividends until, but not including, the next Business Day following the day of redemption.

For First Investors money market fund purchases, if we receive a Federal Funds wire transfer prior to 12:00 p.m., ET, and you have given us the proper notification beforehand (see "Federal Funds Wire Transfer"), your shares start earning dividends on the day of purchase. Redemptions by wire out of the money market funds will not earn dividends on the day of redemption.

The FI Funds pay dividends from net investment income and distribute the accrued earnings to shareholders as noted below:

DIVIDEND PAYMENT SCHEDULE
Monthly:                        Quarterly:              Annually (if any):

Cash Management Fund            Blue Chip Fund          All-Cap Growth Fund
Fund for Income                 Growth & Income Fund    Focused Equity Fund
Government Fund                 Total Return Fund       Global Fund
Insured Intermediate Tax        Value Fund              Mid-Cap Opportunity Fund
  Exempt                                                Special Situations Fund
Insured Tax Exempt Fund
Insured Tax Exempt Fund II
Investment Grade Fund
Single State Insured Tax
  Free Funds
New York Insured Tax Free
  Fund
Tax-Exempt Money Market
  Fund

Capital gains distributions, if any, are paid annually, usually near the end of the FI Fund's fiscal year. On occasion, more than one capital gains distribution may be paid during one year.

Dividends and/or capital gains distributions are automatically reinvested to purchase additional FI Fund shares unless otherwise instructed. We reserve the right to send dividends and capital gain distributions that are remitted by check to a U.S. address only. Dividends and capital gains may be sent via EFT provided this option is selected for both dividends and capital gains. Upon notification that all owners are deceased, all distributions are automatically reinvested and any systematic withdrawal plan will be discontinued. Dividends and capital gains distributions of less than $10.00 are automatically reinvested to purchase additional FI Fund shares.

For the tax treatment of dividends and other distributions from a Fund, see the prospectus and Statement of Additional Information for your Fund. If you buy shares shortly before the record date of the dividend, the entire dividend you receive may be taxable even though a part of the distribution is actually a return of your purchase price. This is called "buying a dividend."

There is no advantage to buying a dividend because a FI Fund's net asset value per share is reduced by the amount of the dividend.

TAXES & FORMS

Tax Form       Description                                           Mailed By
1099-DIV *     Consolidated report lists all taxable dividend and    January 31
               capital gains distributions for all of the shareholder's accounts. Also includes foreign taxes paid and any federal income tax withheld due to backup withholding.

1099-B         Lists proceeds from all non-retirement redemptions    January 31
               including systematic withdrawals and exchanges. A separate form is issued for each FI Fund account.
               Includes amount of federal income tax withheld due to backup withholding.

1099-R         Lists taxable distributions from a retirement         January 31
               account. A separate form is issued for each FI
               Fund account. Includes federal income tax withheld due to IRS withholding requirements.

1099-Q         Lists distributions from an ESA.                      January 31

5498           Provided to shareholders who made an annual IRA or    April 30
               ESA contribution or rollover purchase. Also            for ESA
               provides the account's fair market value as of the    May 31
               last business day of the tax year. A separate form for IRA is issued for each FI Fund account.

1042-S         Provided to non-resident alien shareholders to        March 15
               report the amount of fund dividends paid and the amount of federal taxes withheld. A separate form is issued for each FI Fund account.

Cost Basis     Uses the "average cost-single category" method to     January 31
Statement      show the cost basis of any shares sold or
               exchanged. Information is provided to assist shareholders in calculating capital gains or losses. A separate statement, included with Form
               1099-B, is issued for most FI Fund accounts. This statement is not reported to the IRS and does not include money market funds or retirement accounts.

Tax Savings    Consolidated report lists all amounts not subject     January 31
Report for     to federal, state and local income tax for all the
Non-Taxable    shareholder's accounts. Also includes any amounts
Income         subject to alternative minimum tax. Not reported
               to the IRS.

Tax Savings    Provides the percentage of income paid by each FI     January 31
Summary        Fund that may be exempt from state income tax. Not
               reported to the IRS.


Each FI Fund must withhold and remit to the U.S. Treasury a percentage of dividends, capital gains distributions, and redemption proceeds (regardless of the extent to which a gain or loss may be realized) otherwise payable to any individual or certain other non-corporate shareholder who fails to certify that the taxpayer identification number furnished to the FI Fund is correct, who furnishes an incorrect number, or who is designated by the IRS as being subject to backup withholding. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner and may be claimed as a credit on that owner's federal tax return.

* The IRS does not require investment companies to issue Form 1099-DIV to report taxable dividend and capital gain distributions of less than $10 per FI Fund account, unless the account is subject to IRS imposed backup withholding tax.

OTHER POLICIES & SERVICES

TELEPHONE EXCHANGE & REDEMPTION PRIVILEGES
Telephone privileges allow you, your registered representative or any other person who we believe is an authorized person to exchange or redeem eligible shares and authorize other transactions with a simple phone call. Telephone redemption privileges are not available on omnibus accounts. Telephone exchange privileges are only available on certain omnibus accounts. You should check with your broker-dealer or plan trustee for a group retirement plan account.

For joint accounts, telephone privileges allow any one of the owners to process telephone transactions independently. As noted previously, this means that any one registered owner on your account, acting alone and without the consent of any other registered owner, may give a Fund instructions to exchange or sell shares by telephone.

Telephone exchange and redemption privileges are automatically granted when you open a First Investors individual, joint, or custodial account unless you notify the Fund that you do not want the privilege.

For trusts, attorneys-in-fact, corporations, partnerships, guardianships, conservatorships and other entities, telephone exchange and redemption privileges are also available. However, such privileges are not automatically granted and you must complete additional documentation to obtain privileges.

Telephone redemptions are not permitted on IRAs, IRAs for Minors, SIMPLE-IRAs, SEP-IRAs, 403(b)(7)s and ESAs. However, telephone exchange privileges are available on such accounts unless you decline the privileges on the product application or notify the Fund otherwise.

For a description of the types of exchanges and redemptions that may be made using Telephone Privileges see "How to Sell Shares--Telephone Redemptions", "How to Exchange Shares--Telephone Exchanges" and "Contact Information." For further assistance, please call Shareholder Services at 1(800)423-4026.

For your protection, the following security measures are taken:

1: Telephone requests are recorded to verify accuracy.

2: Some or all of the following information is obtained:

   o  Account number

   o  Address

   o  Last four digits of the social security number

   o  Other information as deemed necessary.

3: A confirmation statement reflecting each telephone redemption and exchange is mailed to you.

We will not be liable for following instructions if we reasonably believe the telephone instructions are genuine and from an authorized person based on our verification procedures.

For security purposes, telephone privileges may be suspended on joint accounts upon notice of divorce or separation.

During times of drastic economic or market changes, telephone redemptions or exchanges may be difficult to implement. If you experience difficulty in making a telephone exchange or redemption, you may send us a written request by regular or express mail. The written request will be processed at the next determined net asset value, less any applicable CDSC, when received in good order in our Woodbridge, NJ office.

SHARE CERTIFICATES

Every time you make a purchase of Class A shares, we will credit shares to your FI Fund account. We do not issue share certificates unless you specifically request them. Certificates are not issued on any Class B shares, Class A money market shares, shares in retirement accounts, or if the market value of the account is below $1,000 or the address has changed within the past sixty (60) days.

Having us credit shares on your behalf eliminates the expense of replacing lost, stolen, or destroyed certificates. If a certificate is lost, stolen, or damaged, you may be charged a replacement fee of the greater of 2% of the current value of the certificated shares or $25.

In addition, certificated shares cannot be redeemed, exchanged, or transferred until they are returned with your transaction request. The share certificate must be properly endorsed and signature guaranteed.

Certificates can only be issued in the name of the accountholder(s).

NAME CHANGES
A name change may occur due to marriage or divorce. To change your name, send us an Affidavit of Name Change or a signature guaranteed letter of instruction signed with your old and new signatures along with a certified copy of your marriage certificate or divorce decree.

TRANSFERRING OWNERSHIP OF SHARES
A transfer is a change of share ownership from one customer to another. Unlike an exchange, transfers occur within the same FI Fund. You can transfer your shares at any time, however, we will only transfer the ownership to an FI Fund account which has a U.S. address. Partial transfers must meet the minimum initial investment requirement of the FI Fund.

To transfer shares, submit a letter of instruction including:
o  Your account number
o  Dollar amount, percentage, or number of shares to be transferred
o  Existing account number receiving the shares (if any)
o The name, U.S. street address, date of birth, taxpayer identification number and such other information as may be required by law of each customer receiving the shares
o The signature of each account owner requesting the transfer with signature guarantee(s).

We will require that the transferee completes the appropriate application (MAA or BAA) to establish an account with the required FI customer identification program information under the USA PATRIOT Act and supply any other required information (see "How to Open An Account".)

Depending upon your account registration, additional documentation may be required to transfer shares. Money Lines, APIs, draft checks and systematic withdrawal plans do not carry over when an account is transferred. Transfers due to the death of a shareholder require additional documentation. Please call our Shareholder Services Department at 1 (800) 423-4026 for specific transfer requirements before initiating a request.

A transfer is a change of ownership and may trigger a taxable event. You should consult your qualified tax advisor before initiating a transfer.

HOUSEHOLDING OF DISCLOSURE DOCUMENTS
It is our policy to send only one copy of the FI Fund's prospectus, annual report, and semi-annual report to all family members who reside in the same household. This reduces FI Fund expenses, which benefits you and other shareholders.

We will continue to "household" these disclosure documents for you as long as you remain a shareholder, unless you tell us otherwise. If you do not want us to household these documents, simply call us at 1(800) 423-4026 and let us know. We will begin sending you individual copies of prospectuses, annual and semi-annual reports within thirty (30) days of receiving your request.

MISSING OR INCORRECT TINS AND RETURNED MAIL
If you fail to give us a Taxpayer Identification Number ("TIN") or you provide us with an incorrect TIN and we are charged a fee by the IRS:
1: We reserve the right to close your account;
2: Debit your account for the fees imposed by the IRS plus a processing charge; and
3: Attempt to correct your tax reporting information by using a consumer reporting agency.

If mail is returned to the FI Fund marked undeliverable by the U.S. Postal Service with no forwarding address after two (2) consecutive mailings, and the FI Fund is unable to obtain a current shareholder address, the account status will be changed to "Do Not Mail" to discontinue future mailings and prevent unauthorized persons from obtaining account information. Telephone privileges and automated payments will also be discontinued.

You can remove the "Do Not Mail" status on your account by submitting written instructions including your current address signed by all shareholders with a signature guarantee (see "When Signature Guarantees Are Required"). Additional requirements may apply for certain accounts. Call Shareholder Services at 1
(800) 423-4026 for more information.

Returned dividend and other distribution checks will be voided when a retirement account's status has been changed to "Do Not Mail". No interest will be paid on outstanding checks prior to reinvestment. All future dividends and other distributions will be reinvested in additional shares until new instructions are provided. If you cannot be located within a period of time mandated by your state of residence your FI Fund shares and outstanding dividend and distribution checks may be turned over in accordance with state laws governing abandoned property.

Returned dividend checks and other distributions will be reinvested in the FI Fund when a non-retirement account's status has been changed to "Do Not Mail."

Prior to turning over assets to your state, the fund will seek to obtain a current shareholder address in accordance with Securities and Exchange Commission rules. A search company may be employed to locate a current address. The FI Fund may deduct the costs associated with the search from your account.

YOUR PRIVACY
We use the strictest standards to safeguard your information. We obtain information from you that is necessary to make suitable investment recommendations for you, such as your occupation, age, financial resources, investment experience and objectives. We also keep track of the investments you make through us. If you purchase insurance, we also obtain information concerning your medical history, credit history, and driving record. We use your information only to process transactions that you have authorized, and to service your account. We do not disclose your information to any third party, except as permitted by law. We restrict access to your information to those persons who need to know it. We also maintain physical, electronic, and procedural measures to ensure that unauthorized persons do not obtain access to your information.

SUPER CHECKING PROGRAM
Class A shareholders may establish Super Checking. Super Checking links your Fund account with a non-interest bearing checking account at First Investors Federal Savings Bank ("FIFSB"), an affiliate of the Funds. Each day, each Fund automatically "sweeps" or transfers funds to your FIFSB account to cover your withdrawals, in increments of $100 ($1,000 for Business Super Checking) so as to maintain a balance of $1,000 ($3,000 in Business Super Checking). FIFSB will accept deposits into the FIFSB account only by an electronic direct deposit, a federal funds wire transfer or by "sweep" from your Fund account. You will receive a consolidated monthly reconciliation statement summarizing all transactions. The Federal Deposit Insurance Corporation ("FDIC") insures your funds in your FIFSB account up to $100,000. Shares of your Fund are not insured by the FDIC, are not obligations of or guaranteed by FIFSB, and are subject to risk of loss of principal. For more information of the Super Checking Program, see the Super Checking Account and Sweep Agreement or call FIFSB at 1 (800) 304-7748.

CONTACT INFORMATION

While we encourage you to use the services of your representative, if you want or need to contact us directly, you can:

1: For Express Mail, write us at:            2: For Regular Mail, write us at:
   ADMINISTRATIVE DATA MANAGEMENT CORP.         ADMINISTRATIVE DATA MANAGEMENT
   581 MAIN STREET                                CORP.
   WOODBRIDGE, NJ 07095-1198                    P.O. BOX 5198
                                                WOODBRIDGE, NJ 07095-0916

3: Call our Shareholder Services Department  4: Visit us at any time on-line at
   at 1 (800) 423-4026 24 hours a day.          www.firstinvestors.com


OUR SHAREHOLDER SERVICES DEPARTMENT
1 (800) 423-4026


Call our toll-free Shareholder Service line 24 hours a day for procedures, FI Fund information and to check FI Fund prices. To speak to a shareholder services representative, please call Monday through Friday between the hours of 9:00 a.m. and 6:00 p.m., ET.

Call us to update or correct your:

o Address or phone number. For security purposes, the FI Fund will not honor telephone requests to change an address to a P.O. Box or "c/o" street address.
o  Birth date (important for retirement distributions).
o Distribution option to reinvest or pay in cash or initiate cross reinvestment of dividends and capital gains (non-retirement accounts only).

Call us to request:

o Cancellation of your Systematic Withdrawal Plan (non-retirement accounts only).
o  A stop payment on a dividend, redemption or money market draft check.
o  Suspension (up to six (6) months) or cancellation of Money Line.
o  A duplicate copy of a statement, cancelled check or tax form.
     Canceled Check Fee:
        $10 fee for a copy of a cancelled dividend, liquidation, or investment check.
        $15 fee for a copy of a cancelled money market draft check.
     Duplicate Tax Form Fees:
        Current Year------------------Free
        Prior Year(s)-----------------$7.50 per tax form per year.

o  Cancellation of cross-reinvestment of dividends and capital gains.
o A history of your account (the fee can be debited from your non-retirement account).

        Fees:  1974 - 1982*           $10 per year fee
               1983 - present         $5 total fee for all years
               Current & Two Prior Years    Free
        *Account histories are not available prior to 1974.

Provided you have telephone privileges, you can also call us to:
o Increase your total Money Line payment by a maximum of $3,600 per year using any frequency provided bank and FI Fund account registrations are the same and by a maximum of $1,200 per year using any frequency if the bank and FI Fund account registrations differ.
o Change the allocation of your Money Line or Automatic Payroll Investment payment.
o Change the amount of your Systematic Withdrawal payment on non-retirement accounts.
o Request a share certificate to be mailed to your address of record (non-retirement accounts only).
o Request money market fund draft checks (non-retirement accounts only) provided your account balance is at least $1,000 and your address of record has not changed within the past sixty (60) days. Additional written documentation may be required for certain registrations.

E-MAIL

You can e-mail our transfer agent, Administrative Data Management Corp., at admcust@firstinvestors.com with general account and service related inquiries such as requests for:
o  Literature on our FI Funds and services.
o  Prospectus, annual report, and Statements of Additional Information requests.
o  Duplicate statements.
o  Procedural information.
o  Account research.

E-mail cannot be used to place purchase, exchange, transfer, and/or redemption orders. First Investors will not honor trades or address change requests e-mailed to admcust@firstinvestors.com, or any other e-mail address.

WEB ACCESS
You can access your account and a wealth of other company information at your convenience - 24 hours a day, seven (7) days - through our web site at www.firstinvestors.com. Our web site allows you to:

     o Download FI Fund prospectuses and current Shareholder Manual
     o Acquaint yourself with our range of client services
     o Explore career opportunities
     o Download educational articles on a variety of investment-related issues
     o Review FI Fund descriptions and top ten (10) portfolio holdings
     o Review FI Fund performance and portfolio management
     o Check FI Fund prices.

In addition, after you have obtained a password, our web site allows you to:

     o Review your current account balance.
     o View recent current and prior year transactions, such as investments and redemptions.
     o Access your most recent Quarterly Master Account Statement.
     o Verify that money market checks have cleared.
     o Obtain current year tax forms.

To begin enjoying these benefits, follow the directions below:

     o Visit us at www.firstinvestors.com or call us at 1 (800) 423-4026 to request web access.
     o From our web site home page, select Customer Login. Click on Request Password. Enter your full "Customer Number" or full "Account Number" and the last four digits of your "Taxpayer Identification Number" (i.e., your Social Security number or Employee ID number), then click on Submit.
     o Within three (3) to five (5) business days of your request, we will send a User Name and Password to the address of record. Safeguard this information carefully as it will allow access to your First Investors accounts.
     o After receiving your User Name and Password, visit our web site and select the Customer Login section. Then click on the Your Account button. Enter the User Name and Password that we provided. Click on Submit. Next, enter a new Password that is meaningful to you and that you'll remember.

Keep your password confidential to safeguard your account. Contact us immediately if someone else has obtained your password or accessed your account. First Investors' web site is a Veri Sign Secure Site and we use state of the art encryption technology to keep your account information private. We recommend that you use 128-bit encryption when viewing your account information.

First Investors does not accept orders for transactions or address updates via our web site. For trusts, estates, attorney-in-fact, corporations, partnerships, and other entities, additional documentation is required to permit web access. Call Shareholder Services at 1(800) 423-4026 for assistance.

Principal Underwriter               Transfer Agent
First Investors Corporation         Administrative Data Management Corp.
95 Wall Street                      581 Main Street
New York, NY 10005                  Woodbridge, NJ 07095
1-212-858-8000                      1-800-423-4026

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